Earnings Per Share	12 Months Ended
Dec. 31, 2018
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Earnings Per Share

24 EARNINGS PER SHARE

	2018	2017	2016
Income attributable to Royal Dutch Shell plc shareholders ($ million)	23,352	12,977	4,575
Weighted average number of A and B shares used as the basis for determining:
Basic earnings per share (million)	8,282.8	8,223.4	7,833.7
Diluted earnings per share (million)	8,348.7	8,299.0	7,891.7

Basic earnings per share are calculated by dividing the income attributable to Royal Dutch Shell plc shareholders for the year by the weighted average number of A and B shares outstanding during the year. The weighted average number of shares outstanding excludes shares held in trust.

Diluted earnings per share are based on the same income figures. The weighted average number of shares outstanding during the year is increased by dilutive shares related to share-based compensation plans.

Earnings per share are identical for A and B shares.